Vertex Energy, Inc 8-K

Exhibit 10.2

FIRST AMENDMENT TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This First Amendment to the Registration Rights and Lock-Up Agreement (this “First Amendment”) is entered into on this 1st day of July, 2021 (the “Effective Date”), by and among Vertex Energy, Inc., a Nevada corporation (the “Company”), and Tensile Capital Partners Master Fund LP, a Cayman Islands exempted limited partnership (the “Holder”).

WHEREAS, the Holder previously purchased (a) 1,500,000 shares of the common stock, $0.001 par value per share (the “Common Stock” and the “Subscription Shares”) of the Company, and (b) warrants to purchase 1,500,000 shares of the Common Stock of the Company at an exercise price of $2.25 per share (the “Warrants”), pursuant to the Holder’s entry into a Subscription Agreement with the Company (the “Subscription Agreement”);

WHEREAS, contemporaneously with said purchase Holder and the Company entered into that certain Registration Rights and Lock-up Agreement, dated July 25, 2019 (the “RRLA”); and

WHEREAS, Holder and the Company wish to amend the RRLA to provide for an increased permitted weekly sale by Holder of shares.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Volume Limitation.

The definition of Quarterly Volume in the RRLA is hereby deleted, and a new definition is substituted in its place, as follows:

“Weekly Volume” means 500,000 shares of the Company’s Common Stock per week, as adjusted equitably for any stock splits, stock dividends or recapitalizations completed by the Company.

Section 2(b) of the RRLA is hereby deleted, and the following substituted in its place:

“The Holder hereby agrees that, except as set forth in Section 2(d) below, for a period of four (4) years from the end of the Initial Lock-Up Period until the Expiration Date, without the prior written consent of the Company, the Holder will not Dispose of more than the Weekly Volume of Shares in any seven-day period (the “Volume Limitation” and together with the Initial Lock-Up, the “Lock-Up”).

2.	Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures.

This First Amendment and any signed agreement or instrument entered into in connection with this First Amendment, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (email) or downloaded from a website or data room (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

3.	Ratification.

Except as expressly modified by this First Amendment, the Parties hereby confirm, ratify and agree that the RRLA remains in full force and effect.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

“COMPANYrdquo;:

VERTEX ENERGY, INC.

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	President/CEO

“HOLDER”:

TENSILE CAPITAL PARTNERS MASTER FUND LP

By:	/s/ Doug Dossey
Name:	Doug Dossey
Title:	Authorized Signatory

Address for Notice:

Tensile Capital Management LP
700 Larkspur Landing, Suite 255
Larkspur, CA 94939
415-830-8172
ddossey@tensilecapital.com

With a copy to (which shall not constitute notice):

Noah Boyens nboyens@kirkland.com